                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                                  FORM 8-K/A

                                AMENDMENT NO. 1
                      AMENDMENT TO APPLICATION OR REPORT


                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): November 12, 1997


                         INTEGRATED ORTHOPAEDICS, INC.
                         -----------------------------
            (Exact name of registrant as specified in its charter)


                                     TEXAS
                                     -----
                (State or other jurisdiction of incorporation)



             1-10677                                   76-0203483
             -------                                   ----------
     (Commission File Number)                      (I.R.S. Employer
                                                   Identification No.)



                          5858 Westheimer, Suite 500
                             Houston, Texas  77057
                    (Address of principal executive office,
                              including zip code)


      Registrant's telephone number, including area code:  (713) 225-5464

          -----------------------------------------------------------
         (former name or former address, if changed since last report)


This document consists of 21 pages.

     The undersigned registrant hereby amends the following items, financial statements, exhibits or other provisions of its Current Report on Form 8-K dated November 12, 1997, (Commission File Number 1-10677), as set forth below:

Item 7    Financial Statements and Exhibits                                                  Page

 (a) Financial statements of business acquired
       Westside Orthopaedic Clinic

          Report of Independent Accountants                                                    8

          Balance Sheet as of December 31, 1996 and 1995                                       9

          Statement of Income for the years ended December 31, 1996 and 1995                  10

          Statement of Stockholders' Equity for the years ended December 31, 1996 and 1995    11

          Statement of Cash Flows for the years ended December 31, 1996 and 1995              12

          Notes to Financial Statements                                                       13

          Balance Sheet as of September 30, 1997 and 1996 (unaudited)                         17

          Statement of Income for the nine months ended
          September 30, 1997 and 1996 (unaudited)                                             18

          Statement of Cash Flows for the nine months ended
          September 30, 1997 and 1996 (unaudited)                                             19

          Notes to Unaudited Financial Statements                                             20


 (b) Pro Forma financial information

          Introduction                                                                         3

          Unaudited Pro Forma Balance Sheet as of September 30, 1997                           4

          Unaudited Pro Forma Statement of Income for the
          Nine Months Ended September 30, 1997                                                 5

          Unaudited Pro Forma Statement of
          Income for the Year Ended December 31, 1996                                          6

          Notes to Unaudited Pro Forma Financial Statements                                    7

INTRODUCTION

     On November 12, 1997, Integrated Orthopaedics, Inc. acquired the accounts receivable and all of the outstanding capital stock of Winters, Kleinschmidt, Frensilli, and Fleming, M.D.s, Ltd. ("WKFF"). When acquired, WKFF owned a long term management agreement with the medical practice conducted by Westside Orthopaedic Clinic (a Professional Corporation) ("Westside"), a six physician orthopaedic medicine practice located in Marrero, Louisiana. In exchange, the Company delivered aggregate consideration, of approximately $3,739,000, including (i) cash, assumed liabilities and estimated transaction costs of approximately $2,111,000, (ii) non-negotiable subordinated convertible promissory notes of approximately $1,085,000, and (iii) 142,402 shares of the Company's common stock. The purchase price was determined after arms-length negotiations between the Company and the physician owners of WKFF. The cash portion of the transaction was funded from the Company's existing cash reserves.

     The following Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 1997 and the Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 1997 and for the year ended December 31, 1996 have been prepared to reflect adjustments to the Company's historical financial position and results of operations to give effect to the Winters, Kleinschmidt, Frensilli and Fleming, M.D.'s, Ltd.. transaction ( the "WKFF Transaction" or the "Reported Transaction").

     The Unaudited Pro Forma consolidated Balance Sheet has been prepared as if the WKFF Transaction occurred on September 30, 1997.

     The Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 1997 and the year ended December 31, 1996 have been prepared as if the WKFF Transaction occurred on January 1, 1997 and 1996, respectively.

     The pro forma financial statements have been prepared by the Company based on the Company's and WKFF's unaudited financial statements as of and for the nine months ended September 30, 1997 and the audited financial statements for the year ended December 31, 1996. For purposes of preparing the pro forma financial statements, the Company has estimated revenues for the periods prior to the Company's acquisition of WKFF by applying the management fee formula contained in the management services agreement with WKFF to the historical medical practice revenue. These pro forma financial statements are presented for illustrative purposes only and are not necessarily indicative of the results that would have been obtained had the WKFF Transaction been completed at the time above. This information should be read in conjunction with the Company's and WKFF's historical financial statements.

     Effective October 1, 1997, Integrated Orthopaedics, Inc., through a wholly-owned subsidiary acquired the accounts receivable, acquired the right to manage the non-medical operations, and entered into a long term management agreement with the medical practice conducted by Merritt Orthopaedic Associates, P.C., a five physician orthopaedic medicine practice located in Bridgeport, Connecticut. Such transaction is referred to as "Completed Transaction" in the accompanying pro forma unaudited financial statements.

                         INTEGRATED ORTHOPAEDICS, INC.
                      PRO FORMA BALANCE SHEET (UNAUDITED)
                              SEPTEMBER 30, 1997


                                      HISTORICAL (1)                  PROFORMA           HISTORICAL             PROFORMA
                                --------------------------  -------------------------- --------------  -----------------------------

                                 INTEGRATED                   COMPLETED                                 REPORTED
                                ORTHOPAEDICS,  COMPLETED    TRANSACTION                 REPORTED      TRANSACTION           AS
                                    INC.      TRANSACTION  ADJUSTMENTS (2)  COMBINED  TRANSACTION (3) ADJUSTMENTS        ADJUSTED
                                -----------   -----------  -------------- ----------- --------------  -----------       -----------
CURRENT ASSETS:
Cash & Equivalents              $ 5,588,181   $115,302      $ (980,243)   $ 4,723,240  $  60,573     $(2,080,898) (4)   $ 2,702,915
Accounts Receivable, net          2,782,925    516,000               0      3,298,925    523,809               0          3,822,734
Income Taxes Receivable             810,311          0               0        810,311          0               0            810,311
Notes Receivable, net               183,950          0               0        183,950          0               0            183,950
Other Current Assets                254,263      2,093          (2,093)       254,263    101,810               0            356,073
                                -----------   --------      ----------    -----------  ---------     -----------        -----------
                                  9,619,630    633,395        (982,336)     9,270,689    686,192      (2,080,898)         7,875,983

Euipment                          3,460,892    175,333        ( 175,333)     3,460,892    252,106               0          3,712,998
Leasehold Improvements              259,368      2,622          (2,622)       259,368     60,160               0            319,528
Furniture & Fixtures                385,838          0               0        385,838    128,888               0            514,726
                                -----------   --------      ----------    -----------  ---------     -----------        -----------
                                  4,106,098    177,955        (177,955)     4,106,098    441,154               0          4,547,252
Less : Accumulated Depreciation   3,108,342    147,417        (147,417)     3,108,342    410,175               0          3,518,517
                                -----------   --------      ----------    -----------  ---------     -----------        -----------
Net PP&E                            997,756     30,538        (325,372)       997,756    30,979               0           1,028,735

Other Assets                        324,934          0               0        324,934    122,183        (122,183) (5)       324,934

Management Services Agreement (MSA)       0          0       3,594,230      3,594,230          0       3,143,203  (6)     6,737,433
Less : Accumulated Amortization           0          0               0              0          0               0                  0
                                -----------   --------      ----------    -----------  ---------     -----------        -----------
Net MSA                                   0          0       3,594,230      3,594,230          0       3,143,203          6,737,433
                                -----------   --------      ----------    -----------  ---------     -----------        -----------
TOTAL NON-CURRENT                 1,322,690     30,538       3,268,858      4,916,920    153,162       3,021,020          8,091,102
                                -----------   --------      ----------    -----------  ---------     -----------        -----------
TOTAL ASSETS                    $10,942,320   $663,933      $2,286,522    $14,187,609  $ 839,354     $   940,122        $15,967,085
                                ===========   ========      ==========    ===========  =========     ===========        ===========

Current Liabilities
Accounts Payable                $ 1,031,472   $  9,743      $   (9,743)   $ 1,031,472  $ 347,763     $  (285,562) (5)   $ 1,093,673
Accrued Expenses                  1,646,089          0          97,059      1,743,148    341,730        (252,105) (5)(7)  1,832,773
Income Taxes Payable                208,168     33,527         (33,527)       208,168          0               0            208,168
Current Obligations Under Capital
 Lease                               14,379          0               0         14,379          0               0             14,379
Current Portion of Notes Payable    103,470          0       1,505,000      1,608,470          0               0          1,608,470
                                -----------   --------      ----------    -----------  ---------     -----------        -----------
TOTAL CURRENT                     3,003,578     43,270       1,558,789      4,605,637    689,493        (537,667)         4,757,463

Note Payable                        577,832          0               0        577,832          0       1,085,100  (8)     1,662,932
Obligations Under Capital Lease     172,303          0               0        172,303          0               0            172,303
Deferred Income Taxes               160,174    191,766        (191,766)       160,174    123,153        (123,153) (5)       160,174
                                -----------   --------      ----------    -----------  ---------     -----------        -----------
TOTAL NON-CURRENT                   910,309    191,766        (191,766)       910,309    123,153         961,947          1,995,409

                                -----------   --------      ----------    -----------  ---------     -----------        -----------
TOTAL LIABILITIES                 3,913,887    235,036       1,367,023      5,515,946    812,646         424,280          6,752,872
                                -----------   --------      ----------    -----------  ---------     -----------        -----------
Common Stock                          5,314      1,200      $     (776)         5,738    192,165        (192,022) (9)(10)     5,881
Preferred Stock                         252          0               0            252          0               0                252
Treasury Stock                          (14)         0               0            (14)  (203,898)        203,898  (9)           (14)

Additional Paid In Capital        4,886,712          0       1,642,806      6,529,518          0         542,407  (10)    7,071,925
Retained Earnings                 2,136,169    427,697        (427,697)     2,136,169     38,441         (38,441) (9)     2,136,169
                                -----------   --------      ----------    -----------  ---------     -----------        -----------
Total Stockholder's Equity
 (Net Worth)                      7,028,433    428,897       1,214,333      8,671,663     26,708         515,842          9,214,213
                                -----------   --------      ----------    -----------  ---------     -----------        -----------

TOTAL LIABILITIES & STOCKHOLDERS
 EQUITY                         $10,942,320   $663,933      $2,581,356    $14,187,609  $ 839,354     $   940,122        $15,967,085
                                ===========   ========      ==========    ===========  =========     ===========        ===========


                         INTEGRATED ORTHOPAEDICS, INC.
                   PRO FORMA STATEMENT OF INCOME (UNAUDITED)
                   FOR NINE MONTHS ENDED SEPTEMBER 30, 1997

                                      HISTORICAL(1)                   PROFORMA           HISTORICAL             PROFORMA
                                --------------------------  -------------------------- --------------  -----------------------------

                                 INTEGRATED                   COMPLETED                                 REPORTED
                                ORTHOPAEDICS,  COMPLETED    TRANSACTION                 REPORTED      TRANSACTION           AS
                                    INC.      TRANSACTION  ADJUSTMENTS (2)  COMBINED  TRANSACTION (3) ADJUSTMENTS        ADJUSTED
                                -----------   -----------  -------------- ----------- --------------  -----------       -----------
Revenues                        $ 5,934,687   $2,029,645    $  (881,353)  $ 7,082,979  $2,251,528    $(643,580) (11)    $8,690,927

Cost & Expenses:
Compensation costs and
  medical services                3,088,825    1,474,575       (770,767)    3,792,633   1,501,342     (314,201) (12)(13) 4,979,774
Other direct costs                  910,231       66,761              0       976,992     132,593            0           1,109,585
General and administrative        3,023,862      436,763       (436,763)    3,023,862     598,799     (598,799) (13)     3,023,862
Depreciation and amortization       176,182       10,086         57,306       243,574      12,394       58,935  (14)       314,903
Provision for doubtful accounts     820,878            0              0       820,878           0            0             820,878
Gain from restructuring            (627,996)                          0      (627,996)                       0            (627,996)
                                -----------   ----------    -----------   -----------  ----------    ---------          ----------
                                  7,391,982    1,988,185     (1,150,224)    8,229,943   2,245,128     (854,065)          9,621,006

                                -----------   ----------    -----------   -----------  ----------    ---------          ----------
Income From Operations           (1,457,295)      41,460        268,871    (1,146,964)      6,400      210,485            (930,079)

Interest Expense                     56,975            0         78,796       135,771       6,142       50,826 (15)(16)    192,739
Interest Income                     267,470            0              0       267,470         476         (476)(16)        267,470
                                -----------   ----------    -----------   -----------  ----------    ---------          ----------
Earnings Before Taxes            (1,246,800)      41,460        190,075    (1,015,265)        734      159,183            (855,348)

Income Taxes                        473,784      (19,350)        72,228       382,206      (9,451)     (51,317)  (17)      321,438

                                -----------   ----------    -----------   -----------  ----------    ---------          ----------
Net Income                      $  (773,016)  $   22,110    $   117,847   $  (633,059) $   (8,717)   $ 107,866          $ (533,910)
                                ===========   ==========    ===========   ===========  ==========    =========          ==========


Loss Per Share                  $      (.17)                              $      (.14)                                  $     (.12)
                                -----------                               -----------                                   ----------
Weighted Average Share
  Outstanding                     5,289,190                                 5,713,107                                    5,855,509
                                -----------                               -----------                                   ----------

                         INTEGRATED ORTHOPAEDICS, INC.
                  PRO-FORMA STATEMENTS OF INCOME (UNADUITED)
                     FOR THE YEAR ENDED DECEMBER 31, 1996

                                      HISTORICAL(1)                   PROFORMA           HISTORICAL             PROFORMA
                                --------------------------  -------------------------- --------------  -----------------------------

                                 INTEGRATED                   COMPLETED                                 REPORTED
                                ORTHOPAEDICS,  COMPLETED    TRANSACTION       NEW       REPORTED      TRANSACTION           AS
                                    INC.      TRANSACTION  ADJUSTMENTS (2)  COMBINED  TRANSACTION (3) ADJUSTMENTS        ADJUSTED
                                -----------   -----------  -------------- ----------- --------------  -----------       -----------


Revenues                        $14,313,154   $2,411,977    $(1,040,074)  $15,685,057  $3,247,817   $(1,092,616) (11)  $17,840,258

Cost & Expenses:
Compensation costs and
  medical services                7,471,423    1,647,079       (796,218)    8,322,284   2,347,909      (856,349) (12)(13) 9,813,844
Other direct costs                3,807,499       75,296              0     3,882,795     182,054             0           4,064,849
General and administrative        2,612,645      518,324       (518,324)    2,612,645     667,426      (667,426) (13)     2,612,645
Depreciation and
  amortization                      790,523       12,265         77,591       880,379      13,323        78,580  (14)       972,282
Provision for doubtful
  accounts                        1,417,485            0              0     1,417,485           0             0           1,417,485
Gain from restructuring          (3,167,701)                          0    (3,167,701)                        0          (3,167,701)

                                -----------   ----------    -----------   -----------  ----------   -----------         -----------
                                 12,931,874    2,252,964     (1,236,951)   13,947,887   3,210,712    (1,445,195)         15,713,404


                                 ----------    ---------     ----------    ----------   ---------    ----------         -----------

Income From Operations            1,381,280      159,013        196,877     1,737,170      37,105       352,579           2,126,854


Interest Expense                    170,577            0        105,350       275,927      13,033        62,924 (15)(16)    351,884
Interest Income                           0            0              0             0      (1,023)        1,023 (16)              0
                                -----------   ----------    -----------   -----------  ----------   -----------         -----------
Earnings Before Taxes             1,210,703      159,013         91,527     1,461,243      23,049       290,678           1,774,970

Income Taxes                        423,591       61,986         32,023       517,600      20,884       101,737   (17)      640,221

                                -----------   ----------    -----------   -----------  ----------   -----------         -----------
Net Income                      $   787,112   $   97,027    $    59,504   $   943,643  $    2,165   $   188,941         $ 1,134,749
                                ===========   ==========    ===========   ===========  ==========   ===========         ===========



Earnings Per Share              $       .12                               $       .14                                   $       .17
                                -----------                               -----------                                   -----------
Weighted Average Shares
  Outstanding                     5,456,080                                 5,879,997                                     6,022,399
                                -----------                               -----------                                   -----------

                         INTEGRATED ORTHOPAEDICS, INC.

Notes to Unaudited Pro Forma financial Statements

(1) The columns include unaudited September 30, 1997 and audited December 31, 1996 historical financial information of Integrated Orthopaedics, Inc. ("IOI") and Merritt Orthopaedic Associates, P.C. (the "Completed Transaction").

(2) This column includes the pro forma adjustments previously reported on the Completed Transaction.

(3) This column includes the unaudited September 30, 1997 and audited December 31, 1996 historical financial information of Winters, Kleinschmidt, Frensilli and Fleming, M.D's, Ltd ("WKFF").

(4) Adjustment to reflect payment of cash consideration of $1,908,500, transaction costs of $112,875 and $59,523 of cash retained by the WKFF physicians.

(5) Adjustment to eliminate assets not acquired and liabilities not assumed in the WKFF transaction (including IOI's assumption of $62,201 of WKFF liabilities).

(6) Adjustment to reflect the cost of the WKFF management services agreement, estimated for purposes of the pro forma balance sheet, as $3,143,203. The Company does not expect this estimate to change materially when the Company completes its valuations of acquired assets and assumed liabilities.

(7)  Adjustment to reflect $89,625 of accrued transaction costs.

(8) Adjustment to reflect $1,085,100 payable to WKFF affiliated physicians in five equal annual installments beginning on the second anniversary of the WKFF transaction.

(9)  Adjustment to eliminate the historical ownership interest of WKFF.

(10) Adjustment to reflect the issuance of 142,402 shares of Common Stock to WKFF affiliated physicians.

(11) Adjustment to eliminate medical practice revenues of WKFF which would not constitute revenue to the Company pursuant to the management services agreements.

(12) Adjustment to eliminate WKFF physician compensation that would not constitute expense to the Company pursuant to the management services agreement.

(13) Adjustment to reclassify general and administrate expenses of WKFF to Compensation Costs and Medical Services expense pursuant to the management services agreement.

(14) Adjustment to reflect additional amortization attributable to the newly obtained management services agreements over its contractual term of 40 years.

(15) Adjustment to reflect the impact of interest expense on the $1,085,100 payable to WKFF affiliated physicians at 7% interest.

(16) Adjustment to eliminate interest income earned by WKFF and interest expense paid by WKFF.

(17) Adjustment to reflect the tax (provision)/benefit of the WKFF transaction and related pro forma adjustments.

                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors and Stockholders of Westside Orthopaedic Clinic


In our opinion, the accompanying balance sheet and the related statements of income, stockholders' equity and cash flows present fairly, in all material respects, the financial position of Westside Orthopaedic Clinic at December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP

Houston, Texas
August 13, 1997

WESTSIDE ORTHOPAEDIC CLINIC
BALANCE SHEET
DECEMBER 31, 1996 AND 1995
--------------------------------------------------------------------------------

                                                    1996               1995

                    ASSETS

Cash and equivalents                            $  139,982         $  187,715
Accounts receivable, net of allowance for
 doubtful accounts of $70,446 and $64,162          591,116            519,211
Prepaid assets                                      59,958             19,249
Other current assets                                43,531             46,058
                                                ----------         ----------
     Total current assets                          834,587            772,233
                                                ----------         ----------
Property and equipment:
   Equipment                                       246,049            235,673
   Leasehold improvements                           60,160             60,160
   Furniture and fixtures                          128,888            128,888
                                                ----------         ----------
                                                   435,097            424,721
   Less - accumulated depreciation                (397,780)          (384,457)
                                                ----------         ----------
                                                    37,317             40,264
Deferred income tax benefits                       161,281            153,312
Other assets                                                           18,750
                                                ----------         ----------
     Total assets                               $1,033,185         $  984,559
                                                ==========         ==========

      LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable and accrued expenses           $  171,854         $  314,829
Book overdrafts                                    222,246              2,147
Deferred income tax liability                      152,800            123,947
Due to former stockholder                                              85,948
Other liabilities                                   37,320             31,320
                                                ----------         ----------
      Total current liabilities                    584,220            558,191
Deferred compensation                              413,540            393,108
                                                ----------         ----------
      Total liabilities                            997,760            951,299
                                                ----------         ----------
Stockholders' equity:
   Common stock - no par value;
    authorized 600 shares.
     480 shares issued, 320 outstanding            192,165            192,165
   Treasury stock, 160 shares at cost             (203,898)          (203,898)
   Retained earnings                                47,158             44,993
                                                ----------         ----------
     Total stockholders' equity                     35,425             33,260
                                                ----------         ----------
     Total liabilities and
      stockholders' equity                      $1,033,185         $  984,559
                                                ----------         ----------

  The accompanying notes are an integral part of these financial statements.

WESTSIDE ORTHOPAEDIC CLINIC
STATEMENT OF INCOME
YEARS ENDED DECEMBER 31, 1996 AND 1995
--------------------------------------------------------------------------------


                                                       1996          1995
Net patient revenues                               $ 2,947,561      $ 3,289,083
Premium revenues                                       216,662          160,158
Other revenues                                          83,594          114,721
                                                   -----------      -----------
                                                     3,247,817        3,563,962
                                                   -----------      -----------

Costs and expenses:
  Compensation costs and medical services            2,347,909        2,862,604
  Other direct costs                                   182,054          191,750
  Selling, general and administrative                  667,426          660,426
  Depreciation                                          13,323           18,241
                                                   -----------      -----------
                                                     3,210,712        3,733,021
                                                   -----------      -----------
Income (loss) from operations                           37,105         (169,059)
Interest expense                                       (13,033)         (29,247)
Interest and other income (expense)                     (1,023)          23,379
Life insurance proceeds                                                 250,000
                                                   -----------      -----------
Income before income taxes                              23,049           75,073
(Provision for) benefit from income taxes              (20,884)          55,540
                                                   -----------      -----------

Net income                                         $     2,165      $   130,613
                                                   -----------      -----------








  The accompanying notes are an integral part of these financial statements.

WESTSIDE ORTHOPAEDIC CLINIC
BALANCE SHEET
DECEMBER 31, 1996 AND 1995
--------------------------------------------------------------------------------


                                 COMMON STOCK
                             --------------------       TREASURY      RETAINED
                             SHARES      AMOUNT          STOCK        EARNINGS         TOTAL
Balance at December 31,
 1994                         480       $ 192,165       $ (203,898)   $ (85,620)       $ (97,353)

Net income for 1995                                                     130,613          130,613
                             -------    ---------       ----------    ---------        ---------

Balance at December 31,
 1995                         480       $ 192,165       $ (203,898)   $  44,993       $   33,260

Net income for 1996                                                       2,165            2,165
                             -------    ---------       ----------    ---------        ---------

Balance at December 31,
 1996                         480       $ 192,165       $ (203,898)   $  47,158        $  35,425
                             -------    ---------       ----------    ---------        ---------






  The accompanying notes are an integral part of these financial statements.

WESTSIDE ORTHOPAEDIC CLINIC
STATEMENT OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1996 AND 1995
--------------------------------------------------------------------------------

                                                              1996             1995
Cash flows from operating activies: -
 Net income                                                $   2,165         $  130,613
 Adjustments to reconcile net income to net cash
  provided by operating activies:
  Depreciation                                                13,323             18,241
  Change in deferred income taxes                             20,884            (55,540)
  Changes in assets and liabilities:
    Accounts receivable, net                                 (71,905)            78,919
    Prepaid assets                                           (40,709)           141,859
    Other current assets                                       2,527             (9,375)
    Other assets                                              18,750
    Accounts payable and accrued expenses                   (142,975)            12,771
    Book overdrafts                                          220,099           (104,184)
    Deferred compensation                                     20,432            (11,227)
    Other liabilities                                          6,000             19,320
                                                           ---------         ----------
      Net cash proivded by operating activities               48,591            221,397
                                                           ---------         ----------
Cash flows from investing activities:
 Purchase of property and equipment                          (10,376)            (3,288)
                                                           ---------         ----------
      Net cash used by investing activties                   (10,376)            (3,288)
                                                           ---------         ----------
Cash flows from financing activities:
 Payments to former stockholder                              (85,948)           (44,548)
                                                           ---------         ----------
      Net cash used by financing activities                  (85,948)           173,561
                                                           ---------         ----------
Net change in cash and equivalents                           (47,733)           (44,548)
Cash and equivalents:
 Beginning of year                                           187,715             14,154
                                                           ---------         ----------
 End of year                                               $ 139,982         $  187,715
                                                           ---------         ----------
Supplemental disclosures:
 Interest paid                                             $  13,033         $   29,247
                                                           ---------         ----------





  The accompanying notes are an integral part of these financial statements.

WESTSIDE ORTHOPAEDIC CLINIC
BALANCE SHEET
SEPTEMBER 30, 1997 AND 1996
(UNAUDITED)
--------------------------------------------------------------------------------

1.   BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Winters, Kleinschmidt, Frensilli, and Fleming, M.D.'s, Ltd. d/b/a Westside Orthopaedic Clinic (the Company), a Louisiana professional service corporation, is a physician-owned group practice serving the New Orleans, Louisiana area. The Company was incorporated on August 1, 1970 for the purpose of rendering professional orthopedic and orthopedic related services, occupational and physical rehabilitation.

     The following is a summary of the Company's significant accounting policies:

     USE OF ESTIMATES

     The preparation of the Company's financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses, as well as disclosures of contingent assets and liabilities. Because of inherent uncertainties in this process, actual future results could differ from those expected at the reporting date.

     REVENUE RECOGNITION

     Revenues for services rendered to patients by the Company are recognized when the services are provided based on established charges reduced to the net amounts estimated to be collectible for patients covered under contractual programs and by allowances for doubtful accounts.

     For 1996 and 1995, approximately 20% and 19%, respectively, of the Company's net revenues were derived from Workers' Compensation and 18% and 26%, respectively, were derived from Medicare. At December 31, 1996 and 1995, 12% and 11%, respectively, of the Company's accounts receivable are due from Medicare.

     PREMIUM REVENUE

     The Company has agreements with various Health Maintenance Organizations
     (HMOs) to provide medical services to subscribing participants. Under these agreements, the Company receives monthly capitation payments based on the number of each HMO's participants, regardless of services actually performed by the Company.

     PROPERTY AND EQUIPMENT

     Property and equipment is stated at cost. Depreciation for equipment, furniture and fixtures is provided using the straight-line method over the estimated useful lives of the respective assets of five to seven years. Leasehold improvements are depreciated over the term of the lease.

     INCOME TAXES

     Income taxes are recognized based on the liability method. Deferred income tax assets or liabilities are recorded based upon temporary differences between the tax basis of assets and liabilities and their carrying values for financial reporting purposes. Deferred income tax expense or benefit is the result of changes in the deferred income tax assets and liabilities during the period.

     PHARMACEUTICALS AND SUPPLIES
     Pharmaceuticals and supplies are expensed as acquired due to their rapid utilization and insignificance of quantities on hand.

WESTSIDE ORTHOPAEDIC CLINIC
BALANCE SHEET
SEPTEMBER 30, 1997 AND 1996
(UNAUDITED)
--------------------------------------------------------------------------------

     CASH AND EQUIVALENTS

     For purposes of reporting cash flows, the Company considers short-term marketable securities with an original maturity date of three months or less to be cash equivalents.

2.   INCOME TAXES

     The Company's income tax (expense) benefit consists of the following:

                                                   YEAR ENDED
                                                  DECEMBER 31,
                                             -----------------------
                                               1996         1995

    Federal - deferred                       $ (18,742)    $  49,844
    State                                       (2,142)        5,696
                                             ---------     ---------

                                             $ (20,884)    $  55,540
                                             ---------     ---------


Deferred income tax assets (liabilities) are comprised of the following:

                                                   YEAR ENDED
                                                  DECEMBER 31,
                                             ------------------------
                                               1996         1995

    Accounts receivable                      $ (230,535)   $ (206,239)
    Accounts payable and accrued expenses        35,008        32,976
    Prepaid assets                               (8,829)       (7,504)
    Deferred compensation                       161,281       153,312
    Net operating loss                           51,556        56,820
                                             ----------    ----------

                                             $    8,481    $   29,365
                                             ----------    ----------

As a professional service corporation, the Company is taxed at a federal rate of 35%.

WESTSIDE ORTHOPAEDIC CLINIC
BALANCE SHEET
SEPTEMBER 30, 1997 AND 1996
(UNAUDITED)
--------------------------------------------------------------------------------

     The difference between the effective income tax rate and the amount which would be determined by applying the statutory U.S. income tax rate to income before income taxes is as follows:

                                                          YEAR ENDED
                                                         DECEMBER 31,
                                                      ------------------
                                                       1996        1995
Provision for income taxes at
 U.S. statutory rates                                  35.0%       35.0%
State income taxes                                      4.0        (4.0)
Nontaxable life insurance proceeds                               (116.6)
Nondeductible expenses:
  Meals and entertainment                               4.3         1.0
  Keyman life insurance premiums                       42.5        14.0
  Other                                                 4.8        (3.4)
                                                      -----      ------

Effective rate                                         90.6%      (74.0)%
                                                      -----      ------


3.   EMPLOYEE BENEFIT PLANS

     The Company has a profit sharing plan in which substantially all employees are eligible to participate after completion of one year of service, as defined by the profit sharing plan agreement. Contributions to the profit sharing plan are discretionary and are determined by the Company on an annual basis. Employees vest in the Company's contributions over seven years and stockholders of the Company are the trustees of the profit sharing plan. Company contributions to the profit sharing plan for 1996 and 1995 were approximately $40,866 and $57,820, respectively.

     The Company has a 401(k) plan (the Plan) in which substantially all employees are eligible to participate after completion of one year of service, as defined by the Plan's agreement. Employees can contribute up to 15% of total compensation during the Plan year. Employer contributions to the Plan are discretionary and are determined by the Company on an annual basis. Employees are fully vested at all times in their elective contributions. Employees vest in the Company's contributions over a six-year period. Company contributions to the Plan for 1996 and 1995 were approximately $22,040 and $26,340, respectively.

WESTSIDE ORTHOPAEDIC CLINIC
BALANCE SHEET
SEPTEMBER 30, 1997 AND 1996
(UNAUDITED)
--------------------------------------------------------------------------------

4.   LEASE COMMITMENTS

     At December 31, 1996, future minimum payments under noncancelable operating lease obligations for office space and various property and equipment, were as follows:


        1997                                           $  201,792
        1998                                               41,952
        1999                                               41,952
        2000                                               41,952
        2001                                               41,952
        Thereafter                                        125,856
                                                       ----------
                                                       $  495,456
                                                       ----------

     Rental expense under noncancelable operating leases was $188,586 in 1996 and $206,130 in 1995.

5.   COMMITMENTS AND CONTINGENCIES

     The Company maintains insurance with respect to medical malpractice risks on a claims-made basis in amounts management believes to be adequate. Management is not aware of any outstanding claims which would exceed insurance coverage or would have a material impact on the Company's financial position or results of operations upon resolution.

6.   SUBSEQUENT EVENT

     The Company has entered into a letter of intent to negotiate the sale of substantially all of its operating assets. The physicians are also negotiating an agreement whereby the purchaser will manage the physicians' medical practice on a long-term basis.

WESTSIDE ORTHOPAEDIC CLINIC
BALANCE SHEET
SEPTEMBER 30, 1997 AND 1996
(UNAUDITED)
--------------------------------------------------------------------------------


                                                                       1997           1996

                 ASSETS
Cash and equivalents                                                $  60,563       $  48,230
Accounts receivalbe, net of allowance for doubtful accounts
 of $60,821 and $64,498                                               553,809         582,511
Prepaid assets                                                         61,552          71,662
Other current assets                                                   40,258          45,285
                                                                    ---------       ---------
     Total current assets                                             686,192         747,688
                                                                    ---------       ---------
Property and equipment:
  Equipment                                                           252,106         243,800
  Leasehold improvements                                               60,160          60,160
  Furniture and fixtures                                              128,888         128,888
                                                                    ---------       ---------
                                                                      441,154         432,848
  Less - accumulated depreciation                                    (410,175)       (394,450)
                                                                    ---------       ---------
                                                                       30,979          38,398
Deferred income tax benefits                                          122,183         175,144
Other assets                                                                           18,750
                                                                    ---------       ---------
     Total assets                                                   $ 839,354       $ 979,980
                                                                    ---------       ---------

            LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable and accrued expenses                               $ 332,202       $ 270,294
Book overdrafts                                                        15,561          17,251
Deferred income tax liability                                         123,153         158,558
Other liabilities                                                      28,440          37,320
                                                                    ---------       ---------
     Total current liabilities                                        499,356         483,423
Deferred compensation                                                 313,290         449,086
                                                                    ---------       ---------
     Total liabilities                                                812,646         932,509
                                                                    ---------       ---------
Stockholders' equity:
  Common stock - no par value; authorized 600 shares,
    480 shares issued, 320 outstanding                                192,165         192,165
  Treasury stock, 160 shares at cost                                 (203,898)       (203,898)
  Retained earnings                                                    38,441          59,204
                                                                    ---------       ---------
     Total stockholders' equity                                        26,708          47,471
                                                                    ---------       ---------

     Total liabilities and stockholders' equity                     $ 839,354       $ 979,980
                                                                    ---------       ---------


WESTSIDE ORTHOPAEDIC CLINIC
STATEMENT OF INCOME AND RETAINED EARNINGS
NINE MONTHS ENDED SEPTEMBER 30, 1997 AND 1996
(UNAUDITED)
--------------------------------------------------------------------------------


                                                     1997          1996
Net patient revenues                            $ 1,976,853      $ 2,316,799
Premium revenues                                    221,982          160,105
Other revenues                                       52,693           64,957
                                                -----------      -----------
                                                  2,251,528        2,541,861
                                                -----------      -----------
Costs and expenses:
  Compensation costs and medical services         1,501,342        1,706,736
  Other direct costs                                132,593          176,978
  Selling, general and administrative               598,799          587,459
  Depreciation                                       12,394            9,992
                                                -----------      -----------
                                                  2,245,128        2,481,165
                                                -----------      -----------
Income from operations                                6,400           60,696
Interest expense                                     (6,142)         (10,981)
Interst and other income (expense)                      476          (10,225)
                                                -----------      -----------
Income before income taxes                              734           39,490
Provision for income taxes                           (9,451)         (25,279)
                                                -----------      -----------
Net income (loss)                                    (8,717)          14,211
Retained earnings:
  Beginning of period                                47,158           44,993
                                                -----------      -----------

  End of period                                 $    38,441      $    59,204
                                                -----------      -----------


WESTSIDE ORTHOPAEDIC CLINIC
STATEMENT OF CASH FLOWS
NINE MONTHES ENDED SEPTEMBER 30, 1997 AND 1996
(UNAUDITED)
--------------------------------------------------------------------------------


                                                                   1997          1996
Cash flows from operaing activities:
  Net income (loss)                                         $     (8,717)     $    14,211
  Adjustments to reconcile net income to net cash
   used by operating activities:
   Depreciation                                                   12,394            9,992
   Change in deferred income taxes                                 9,451           12,779
   Change in assets and liabilities:
     Accounts receivable, net                                     67,307          (63,300)
     Prepaid assets                                               (1,594)         (52,413)
     Other current assets                                          3,273              773
     Accounts payable and accrued expenses                       160,348          (44,535)
     Book overdrafts                                            (206,684)          15,104
     Deferred compensation                                      (100,250)          55,978
     Other liabilities                                            (8,880)           6,000
                                                            ------------      -----------
       Net cash used by operating activities                     (73,352)         (45,411)
                                                            ------------      -----------
Cash flows from investing activities:
  Purchase of property and equipment                              (6,057)          (8,126)
                                                            ------------      -----------
       Net cash used by investing activities                      (6,057)          (8,126)
                                                            ------------      -----------
Cash flows from financing activities:
  Payments to former stockholder                                                  (85,948)
                                                            ------------      -----------
       Net cash used by financing activities                                      (85,948)
                                                            ------------      -----------
Decrease in cash and equivalents                                 (79,409)        (139,485)
Cash and equivalents:
  Beginning of period                                            139,982          187,715
                                                            ------------      -----------

  End of period                                             $     60,563      $    48,230
                                                            ------------      -----------

Supplemental disclosures:
  Interest paid                                             $      6,142      $    10,981
                                                            ------------      -----------

WESTSIDE ORTHOPAEDIC CLINIC
STATEMENT OF CASH FLOWS
NINE MONTHS ENDED SEPTEMBER 30, 1997 AND 1996
(UNAUDITED)
--------------------------------------------------------------------------------

1.   BASIS OF PRESENTATION

     The accompanying unaudited financial statements of Winters, Kleinschmidt, Frensilli and Fleming, M.D.'s Ltd. d/b/a Westside Orthopaedic Clinic have been prepared in accordance with generally accepted accounting principles for interim financial reporting and in accordance with Rule 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for completed financial statements. In the opinion of management, the unaudited financial statements contained in this report reflect all adjustments, consisting of only normal recurring adjustments considered necessary for a fair presentation of the financial position and results of operations for the interim periods presented. Operating results for interim periods are not necessarily indicative of results for the full year. These unaudited financial statements and the notes thereto should be read in conjunction with the Company's most recent annual audited financial statements.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                INTEGRATED ORTHOPAEDICS, INC.
                                    (Registrant)



Date: January 26, 1998          By     /s/ Ronald E. Pierce
                                  ------------------------------------------
                                Ronald E. Pierce
                                President